UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 26, 2017 (September 22, 2017)

CBAK ENERGY TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-32898	86-0442833
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of incorporation)		Identification No.)

BAK Industrial Park, Meigui Street
Huayuankou Economic Zone
Dalian, China, 116450
(Address, including zip code, of principal executive offices)

(86)(411)-3918-5985
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On September 22, 2017, China BAK Battery, Inc. (the “Company”) held the 2017 annual meeting of stockholders of the Company (the “Annual Meeting”) at the Company’s headquarters in Dalian, China. Holders of the Company’s common stock at the close of business on July 27, 2017 (the “Record Date”) were entitled to vote at the Annual Meeting. As of the Record Date, there were 26,223,317 outstanding shares of common stock entitled to vote. A total of 20,733,084 shares of common stock (79.06%), constituting a quorum, were represented in person or by valid proxies at the Annual Meeting.

The stockholders voted on four proposals at the Annual Meeting. The proposals are described in detail in the Company’s definitive proxy statement dated July 31, 2017 and the relevant portions of which are incorporated herein by reference. The final results for the votes regarding each proposal are set forth below.

Proposal 1: The Company’s stockholders elected five directors to the Board of Directors of the Company to serve until the 2018 annual meeting of stockholders. The votes regarding this proposal were as follows:

				Broker
	Votes For	Votes Against	Abstentions	Non-Votes
Yunfei Li	16,039,538	45,942	18,989	4,628,615
J. Simon Xue	15,907,732	177,518	19,219	4,628,615
Martha C. Agee	15,915,683	172,085	16,701	4,628,615
Jianjun He	15,911,294	175,926	17,249	4,628,615
Guosheng Wang	15,913,317	173,878	17,274	4,628,615

Proposal 2: The Company’s stockholders ratified the selection of Centurion ZD CPA Limited as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2017. The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstentions
20,497,582	137,189	98,313

Proposal 3: The Company’s stockholders approved the compensation of its Named Executive Officers named in the proxy statement for the Annual Meeting. The votes regarding this proposal were as follows:

			Broker
Votes For	Votes Against	Abstentions	Non-Votes
16,037,519	62,934	4,016	4,628,615

Proposal 4: The frequency of “Every Three Years” received the highest number of votes cast from the Company’s stockholders. The votes regarding this proposal were as follows:

				Broker
Every Year	Every Two Years	Every Three Years	Abstentions	Non-Votes
1,945,915	19,475	14,136,088	2,991	4,628,615

Consistent with the recommendation of the Board of Directors and the vote of stockholders, the Company will continue to hold future advisory votes on named executive compensation every three years.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBAK ENERGY TECHNOLOGY, INC.

Date: September 26, 2017	By: /s/ Yunfei Li
Yunfei Li
Chief Executive Officer